Exhibit 10.2

AMENDMENT NO. 1 TO THE
CREDIT AGREEMENT

Dated as of April     , 2009

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT (this “Amendment”) among Chemtura Corporation, a Delaware corporation (the “Borrower”), the guarantors party thereto (the “Guarantors”), the banks, financial institutions and other institutional lenders party to the Credit Agreement referred to below (collectively, the “Lenders”) and Citibank, N.A., as administrative agent (the “Administrative Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1)                                  The Borrower, the Guarantors, the Lenders and the Administrative Agent have entered into the Senior Secured Superpriority Debtor-in-Possession Credit Agreement dated as of March 18, 2009 (the “Credit Agreement”).  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2)                                  The Borrower has requested that the Lenders amend certain provisions of the Credit Agreement.  The Lenders party hereto are, on the terms and conditions stated below, willing to grant the request of the Borrower.

SECTION 1.                                Amendments to the Credit Agreement.  The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 of this Amendment, hereby amended as follows:

(a)          The definition of “Specified Interest Accrual Period” contained in Section 1.01 of the Credit Agreement is hereby amended by adding the following proviso at the end of such definition:

“; provided that no Specified Interest Accrual Period shall commence or end after April 28, 2009 and any Specified Interest Accrual Period in effect as of April 28, 2009 shall be deemed to end on April 28, 2009.”

(b)         Section 5.02(g)(xii) of the Credit Agreement is hereby amended by replacing “$7,500,000” therein with “$40,000,000”.

(c)          Section 5.04(b) of the Credit Agreement is hereby amended in full to read as follows:

“(b)                           Minimum Availability.  Not permit Availability to be less than (i) $25,000,000 on any day that occurs after the Final Term Advance Date but on or before June 30, 2009 and (ii) $30,000,000 on any day after June 30, 2009.”

SECTION 2.                                Conditions to Effectiveness.

(a)          This Amendment (other than Section 1(c) hereof) shall become effective as of the date first above written when, and only when the Administrative Agent shall have received, each dated as of the date hereof and in form and substance reasonably satisfactory to the Administrative Agent counterparts of this Amendment executed by the Borrower, each Guarantor and the Required Lenders or, as to any such Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment.

(b)         Section 1(c) hereof shall become effective as of the date first above written when, and only when the Administrative Agent shall have received, each dated as of the date hereof and in form and substance reasonably satisfactory to the Administrative Agent counterparts of this Amendment executed by the Borrower, each Guarantor and the Supermajority Lenders or, as to any such Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment.

(c)          This Amendment is subject to the provisions of Section 10.01 of the Credit Agreement.

SECTION 3.                                Reference to and Effect on the Credit Agreement and the Loan Documents.  (a)  On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as further amended by this Amendment.

(b)         The Credit Agreement and the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)          The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

SECTION 4.                                Costs and Expenses.  The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder in accordance with the terms of Section 10.04 of the Credit Agreement.

SECTION 5.                                Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

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SECTION 6.                                Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CHEMTURA CORPORATION

By:
Name:
Title:

A & M CLEANING PRODUCTS, LLC
AQUA CLEAR INDUSTRIES, LLC
ASCK, INC.
ASEPSIS, INC.
BIOLAB TEXTILE ADDITIVES, LLC
BIO-LAB, INC.
CNK CHEMICAL REALTY CORPORATION
CROMPTON COLORS INCORPORATED
CROMPTON HOLDING CORPORATION
CROMPTON MONOCHEM, INC.
GREAT LAKES CHEMICAL CORPORATION
GREAT LAKES CHEMICAL GLOBAL, INC.
GT SEED TREATMENT, INC.
HOMECARE LABS, INC.
ISCI, INC.
LAUREL INDUSTRIES HOLDINGS, INC.
KEM MANUFACTURING CORPORATION
MONOCHEM, INC.
NAUGATUCK TREATMENT COMPANY
RECREATIONAL WATER PRODUCTS, INC.
UNIROYAL CHEMICAL COMPANY LIMITED (DELAWARE)
WEBER CITY ROAD LLC
WRL OF INDIANA, INC.

By:
Name:
Title:

BIOLAB COMPANY STORE, LLC

By:
Name:
Title:

BIOLAB FRANCHISE COMPANY, LLC

By:
Name:
Title:

GLCC LAUREL, LLC

By:
Name:
Title:

Accepted and agreed:

CITIBANK, N.A.,
as Administrative Agent and as a Lender

By:
Name:
Title:

Accepted and agreed:

                                                  ,
as a Lender

By:
Name:
Title: